DELAWARE GROUP EQUITY FUNDS V

Delaware Small Cap Contrarian Fund

Supplement to the Fund's Prospectuses dated January 30, 2004

The Board of Trustees unanimously voted to approve changes to the investment objective and policy of the Delaware Small Cap Contrarian Fund (the "Fund"). Consistent with these changes, the Board of Trustees of the Fund also approved changing the name of the Fund to Delaware Small Cap Core Fund. All changes are effective as of November 1, 2004.

The following information replaces the second paragraph under the section titled Profile: Delaware Small Cap Contrarian Fund on page 3 of the Prospectus:

What are the Fund's main investment strategies?
We invest primarily in stocks of small companies that we believe have a combination of attractive valuations, growth prospects, and strong cash flows. Under normal conditions, at least 80% of the Fund's net assets will be invested in small cap companies (the "80% policy"). This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice of at least 60 days prior to such change.

The following information replaces the section titled How we manage the Fund - Our investment strategy on page 6 of the Prospectus:

Our investment strategy
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify stocks of small companies that we believe offer above-average opportunities for long-term price appreciation based on (1) attractive valuations, (2) growth prospects and (3) strong cash flow.

The Fund employs a bottom-up security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. We typically use a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance sheet quality. In further evaluating the attractiveness of an investment, we consider factors such as business conditions in the company's industry and its competitive position in that industry. We conduct fundamental research on certain investments, which often includes reviewing SEC filings, examining financial statements and meeting with top-level company executives. When constructing the portfolio, we apply controls to ensure the portfolio has acceptable risk characteristics. These characteristics include, but are not limited to, size, valuation, growth, yield and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

Under normal market conditions, at least 80% of the Fund's net assets will be invested in small cap companies. While the Fund will generally invest primarily in common stock of small capitalization companies, the Fund may also invest in convertible securities, futures contracts and options on futures contracts, and warrants from time to time.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The following information replaces the section titled Who manages the Fund - Portfolio managers on page 9 of the Prospectus:

Portfolio managers
Christopher S. Adams, Francis X. Morris, Michael S. Morris and Donald G. Padilla assumed primary responsibility for making the day-to-day investment decisions for the Fund on November 1, 2004.

Christopher S. Adams, Vice President/Portfolio Manager, is a member of the portfolio construction group within the Delaware Core Equity Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams holds both bachelor's and master's degrees in history and economics from Oxford University, England and received a M.B.A. with dual majors in Finance & Insurance/Risk Management from the Wharton School of the University of Pennsylvania. He is a CFA Charterholder. Mr. Adams is also a member of the CFA Institute and President of the Financial Analysts of Philadelphia.

Francis X. Morris, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1997. In his current role Mr. Morris is a group leader responsible for Core Equity Investments as well as Director of Equity Research. Prior to joining Delaware Investments, he served as Vice President and Director of Equity Research at PNC Asset Management. He is a past president of the Financial Analyst of Philadelphia and is a member of the CFA Institute. In addition, Mr. Morris is a former officer of the National Association of Petroleum Investment Analysts. Mr. Morris received a bachelor's degree from Providence College and holds an MBA degree from Widener University.

Michael S. Morris, Vice President/Portfolio Manager, is the bank sector team leader and a member of the portfolio construction group within the Delaware Core Equity team. Prior to joining Delaware Investments in 1999, he worked as a Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He began his investment career in 1993 at Ohio Casualty. Mr. Morris holds a bachelor's of science degree in Finance from Indiana University. Mr. Morris is a CFA Charterholder and a member of the Bank and Financial Analysts Association.

Donald G. Padilla, Vice President/Portfolio Manager, is a member of the portfolio construction group within the Delaware Core Equity team. He also performs analysis and research to support the portfolio management function. Mr. Padilla joined Delaware Investments in 1994 as an Assistant Controller in Delaware Investment's treasury function, responsible for managing corporate cash investments, developing financial models and the financial operations of the Lincoln Life 401(k) annuities segment. Before joining Delaware Investments, he held positions at the Vanguard Group. Mr. Padilla holds a bachelor's degree in Accounting from Lehigh University. He is a CFA Charterholder. Mr. Padilla is a member of the CFA Institute and the Financial Analysis of Philadelphia.

This Supplement is dated October 8, 2004.